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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K



                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of report (date of earliest event reported): FEBRUARY 8, 2000


                               REALNETWORKS, INC.
               (Exact name of registrant as specified in charter)

                                   WASHINGTON
                 (State or other jurisdiction of incorporation)

                                     0-23137
                            (Commission File Number)

                                   91-1628146
                        (IRS Employer Identification No.)

               2601 ELLIOTT AVENUE, SUITE 1000, SEATTLE, WA 98121
              (Address of principal executive offices) (Zip Code)

                                 (206) 674-2700
              (Registrant's telephone number, including area code)

                                      NONE
          (Former name or former address, if changed since last report)

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Item 5.  Other Events

      On August 10, 1999, RealNetworks, Inc. (RealNetworks) completed its acquisition of Xing Technology Corporation (Xing), a privately-held provider of high performance, standards based, digital audio and video encoding and decoding technology, including MP3 software. Included herein as Exhibit 99.1 are the audited consolidated financial statements of RealNetworks, Inc. and subsidiaries as of December 31, 1998 and 1997 and for each of the years in the three-year period ended December 31, 1998 and related financial statement schedule. These consolidated financial statements give retroactive effect to the acquisition of Xing which was accounted for as a pooling of interests.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

      (c) EXHIBITS

       EXHIBIT
          NO.            DESCRIPTION
       -------           -----------
         23.1            Consent of KPMG LLP, Independent Auditors

         99.1            Selected Consolidated Financial Data as of December
                         31, 1998 and 1997, 1996, 1995 and 1994, and for each of
                         the years in the five year period ended December 31, 1998; Management's Discussion and Analysis of Financial
                         Condition and Results of Operations; the audited consolidated financial statements of RealNetworks, Inc.
                         and subsidiaries as of December 31, 1998 and 1997 and for each of the years in the three-year period ended
                         December 31, 1998 and the related Schedule II -
                         Valuation and qualifying accounts.

         99.2            Financial Data Schedules


                                   Signatures

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undesigned hereunto duly authorized.

                                             RealNetworks, Inc.


Dated:  February 8, 2000                     By:  /s/ PAUL BIALEK
                                                  ------------------------------
                                                  Paul Bialek
                                                  Senior Vice President,
                                                  Finance and Operations and
                                                  Chief Financial Officer